UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2012

GenCorp Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-01520	34-0244000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Aerojet Road, Rancho Cordova, California		95742
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (916) 355-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 16, 2012, GenCorp Inc. (the “Company”) and United Technologies Corporation (“UTC”), a Delaware corporation, entered into an amendment (“Amendment No. 1”) to the Stock and Asset Purchase Agreement, dated as of July 22, 2012, by and between the Company and UTC (the “Purchase Agreement”).  The Purchase Agreement is described in more detail in the Company’s Current Report on Form 8-K filed on July 26, 2012.

Pursuant to Amendment No. 1, the Company has agreed to expeditiously make reasonable best efforts to reach an agreement with the staff of the U.S. Federal Trade Commission regarding the scope of any required remedy involving the business related to Liquid Divert and Attitude Control Systems.  The Purchase Agreement was also amended by Amendment No. 1 to remove the provision that provided that the Company would not be required to divest, dispose of, sell, hold separate, or restrict any portion of the Company’s business related to Liquid Divert and Attitude Control Systems.

Amendment No. 1 also amended the Purchase Agreement to (i) extend to May 1, 2013 the date upon which thereafter UTC may terminate the Purchase Agreement for failure of (A) the waiting period (including any extensions thereof) applicable to the consummation of the transactions contemplated by the Purchase Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, to have expired or been terminated and (B) all other filings with or without permits, authorizations, consents, and approvals of or expirations of waiting periods imposed pursuant to any other applicable antitrust laws required to consummate the transactions contemplated by the Purchase Agreement to have occurred, and (ii) provide that such right to terminate the Purchase Agreement will not be available after June 30, 2013.

The description of Amendment No. 1 contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to the Stock and Asset Purchase Agreement, dated as of October 16, 2012, by and between GenCorp Inc. and United Technologies Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 22, 2012	GENCORP INC.

	By:	/s/ Kathleen E. Redd
Name: Kathleen E. Redd
Title: Vice President, Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1 to the Stock and Asset Purchase Agreement, dated as of October 16, 2012, by and between GenCorp Inc. and United Technologies Corporation